Earnings Conference Call May 10, 2021 CSE: HARV  OTCQX: HRVSF  investors@harvestinc.com Exhibit 99.2

DISCLAIMER IMPORTANT: YOU MUST READ THE FOLLOWING BEFORE CONTINUING: The information contained in this document has been prepared by Harvest Health & Recreation Inc., a British Columbia, Canada corporation (“HHR”), and Harvest Enterprises Inc., a Delaware corporation and a wholly owned subsidiary of HHR (collectively and together with their subsidiaries, “Harvest” or the “Company”) and contains summary information pertaining to the business, operations and assets of the Company. The information contained in this document (a) is provided as at the date hereof and is subject to change without notice, (b) does not purport to contain all the information related to the Company and (c) is not to be considered and does not constitute a recommendation or solicitation to purchase or sell any security or make any other type of investment or investment decision in the Company’s securities. CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION: This press release contains “forward-looking statements,” within the meaning of United States and Canadian securities laws. Such statements reflect current estimates, expectations and projections about future events and involve risks and uncertainties relating to future events and Harvest Health and Recreation Inc.’s (“Harvest”) performance, and actual events may differ materially from these forward looking statements, which may be identified by the use of words such as, “may”, “would”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions. These forward looking statements include, without limitation, statements regarding including statements regarding Trulieve Cannabis Corp.’s (“Trulieve”) and Harvest’s strategic business combination and the expected terms, timing and closing of the combination, estimates of pro-forma financial information of the combined company, Trulieve’s and Harvest’s expected financial performance for fiscal 2021, the combined operations and prospects of Trulieve and Harvest, the current and projected market and growth opportunities for the combined company and value for shareholders; statements regarding our expectations for 2021 financial performance and targeted revenue; the prospects for growth in the cannabis industry; the development of federal and state cannabis regulatory framework in the United States applicable to multi-state operators, including a delay in, or a failure to, federally decriminalize cannabis in the United States, as well as such frameworks in Harvest’s core markets; adverse changes in the application or enforcement of current laws, including those related to taxation; adverse changes in the public perception of cannabis; the effects of the weather, natural disasters, and health pandemics, including the novel coronavirus (COVID-19) on customer demand, Harvest’s supply chain as well as its consolidated results of operation, financial position and cash flows; the ability of Harvest to develop Harvest’s brand and meet its growth, revenue and profitability projections and objectives; its ability to generate sufficient cash flow to repay debt obligations and to fund operating expenses and future investment; the ability of Harvest to complete planned acquisitions that are accretive to its revenue; the ability of Harvest to obtain and/or maintain licenses to operate in the jurisdictions in which it operates or in which it expects or plans to operate; changes in general economic, business and political conditions, including changes in the financial markets, and, in particular, the ability of Harvest to raise debt and equity capital in the amounts and at the costs that it expects; the ability to locate and acquire suitable companies, properties or assets necessary to execute on Harvest’s business plans; the ability of Harvest to execute planned store openings and secure cannabis supply at appropriate amounts and cost; fluctuations in the prevailing prices for cannabis and cannabis products in the markets that Harvest operates in and sources supply; its ability to resolve existing and future litigation and arbitrations on acceptable terms; and increasing costs of compliance with extensive government regulation. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this document, those results or developments may not be indicative of results or developments in subsequent periods. Forward-looking statements involve significant risks, assumptions, uncertainties and other factors that may cause actual future results or anticipated events to differ materially from those expressed or implied in any forward-looking statements. Please see the heading “Risk Factors” in Harvest’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission and in Harvest’s Annual Information Circular, which was filed on SEDAR, both of which were filed on March 30, 2021, and subsequent filings that Harvest makes with the Securities and Exchange Commission and SEDAR, for a discussion of the material risk factors that could cause actual results to differ materially from the forward-looking information. Harvest does not undertake to update any forward-looking statements that are included herein, except in accordance with applicable securities laws. CAUTIONARY NOTE REGARDING FUTURE-ORIENTED FINANCIAL INFORMATION: To the extent any forward-looking information in this presentation constitutes “future-oriented financial information” or “financial outlooks” within the meaning of applicable United States and Canadian securities laws, such information is being provided to demonstrate the anticipated market penetration and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future-oriented financial information and financial outlooks. Future-oriented financial information and financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading “Forward-Looking Information.” Please also see risks highlighted under the heading “Risk Factors” in our U.S. and Canadian filings, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as well as our subsequent filings in the United States and Canada. Harvest’s actual financial position and results of operations may differ materially from management’s current expectations and, as a result, Harvest’s revenue and expenses may differ materially from the revenue and expenses profiles provided in this presentation. Such information is presented for illustrative purposes only and may not be an indication of Harvest’s actual financial position or results of operations.

DISCLAIMER Use of Non-U.S. GAAP Financial Measures: To supplement its financial statements, Harvest provides investors with information related to Adjusted EBITDA, which is a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”).  A reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP measure, has been provided in this presentation. Adjusted EBITDA is calculated as net income (loss) before non-controlling interest before net interest and other financing costs, income taxes, depreciation and amortization expenses; fixed and intangible asset impairments; gain or loss on assets; change in fair value adjustment of liability; other (income) expense; foreign exchange gain (loss); share-based compensation expense; contract asset (recovery) impairment; discontinued operations, net of tax; other expansion expenses (pre-open); and transaction and other special charges.  Other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures. Harvest believes these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Harvest’s financial condition and results of operations. Management uses these non-GAAP financial measures to compare Harvest’s performance to that of prior periods for trend analyses and planning purposes.  Non-U.S. GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. Non-U.S. GAAP measures exclude significant expenses that are required by U.S. GAAP to be recorded in the Harvest’s financial statements and are subject to inherent limitations. THIRD PARTY INFORMATION: This presentation includes market and industry data (“Third-Party Content”) which was obtained from various publicly available sources and other sources. The Third-Party content is not created or endorsed by Harvest. The Third-Party Content is obtained from sources believed to be reliable and that no guarantees are made by Harvest as to its accuracy, completeness, or timeliness. THERE IS NO WARRANTY OF MERCHANTABILITY, NO WARRANTY OF FITNESS FOR A PARTICULAR USE, AND NO WARRANTY OF NON-INFRINGEMENT. THERE IS NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, REGARDING THIRD PARTY CONTENT. CANNABIS-RELATED ACTIVITIES ARE ILLEGAL UNDER U.S. FEDERAL LAWS: The U.S. Federal Controlled Substances Act classifies “marihuana” as a Schedule I drug. Accordingly, cannabis-related activities, including without limitation, the cultivation, manufacture, importation, possession, use or distribution of cannabis and cannabis products are illegal under U.S. federal law. Strict compliance with state and local laws with respect to cannabis will neither absolve the Company of liability under U.S. federal law, nor will it provide a defense to any federal prosecution which may be brought against the Company with respect to adult-use or recreational cannabis. Any such proceedings brought against the Company may adversely affect the Company’s operations and financial performance. Prospective investors should carefully consider the risk factors described under “Cautionary Note Regarding Forward-Looking Information” and “Cautionary Note Regarding Future-Oriented Financial Information” in this presentation and in our other reports filed with United States and Canadian securities regulators before investing directly or indirectly in the Company and purchasing the securities described herein.

AGENDA Recent Developments Strategic Overview Arizona Market and Approach First Quarter Business Highlights Liquidity Capital Allocation Core Markets First Quarter Financial Highlights Quarterly Trends First Quarter Revenue Highlights Stimulus Impact Financial Highlights

RECENT DEVELOPMENTS On May 10, 2021, Trulieve announced its planned acquisition of Harvest Under the terms of the deal, Trulieve will acquire all of the issued and outstanding shares of Harvest Each Harvest shareholder is expected to receive 0.117 shares of Trulieve for each Harvest share, representing total consideration of approximately $2.1 billion The implied price per Harvest share is equal to $4.79, representing a 34% premium to the May 7, 2021 closing price of the Harvest shares Harvest shareholders will represent ~26.7% of the issued and outstanding pro forma Trulieve shares on a fully diluted basis Deal represents largest U.S. cannabis transaction to date Combined company Bloomberg consensus 2021E revenue is ~$1.2 billion Harvest opened two new medical retail dispensaries in Florida on May 5th and May 6th in Olympia Heights and West Palm Beach On May 7, 2021, Harvest announced that a settlement was reached regarding the grower/processor permittee AGRiMED Industries of PA, LLC

STRATEGIC OVERVIEW Harvest has a unique opportunity to build a sustainable business during this time when the patchwork of laws and regulations limits competition Harvest identifies and invests in core markets State-regulated, limited license markets Allow opportunity to build scale Offer significant growth opportunities such as expansion to include recreational cannabis consumption We expect to use returns from investments in core markets to enter new markets that meet investment criteria Successful launch in Arizona reinforces belief that team can replicate this success in other markets

Arizona MARKET AND APPROACH Harvest was ready and able to start recreational sales at all 15 of its retail locations on the first day - January 22, 2021 Recreational sales represented 57% of March retail revenue in Arizona Medical sales in Arizona declined by 1.2% during the first quarter compared to the fourth quarter Results to date have exceeded pre-launch expectations Harvest remains committed to its strategy to invest in retail storefronts in Arizona, partly supported by cultivation and manufacturing facilities The Arizona market may reach $2.5 billion at maturity with an estimated 169 storefronts

FIRST QUARTER BUSINESS HIGHLIGHTS On January 22, 2021, recreational cannabis sales commenced in Arizona at all 15 Harvest locations On January 25, 2021, Harvest announced a sale leaseback transaction for a 292,000 ft2 cultivation and processing facility in Alachua, FL The property was sold for $23.8 million Harvest expects up to $10.8 million in reimbursements for tenant improvements On February 22, 2021, Harvest divested two retail dispensaries in North Dakota for an immaterial amount of cash On March 11, 2021, Harvest opened one new retail location in Whitehall, Pennsylvania, marking ninth dispensary in the state On March 15, 2021, Harvest announced the settlement of its dispute with Falcon International

LIQUIDITY As of March 31, 2021, Harvest had ~$107 million in cash and ~$270 million in debt As of March 31, 2021, debt service for the remainder of 2021 is ~$44 million, including $10 million convertible debt Capital expenditures for the remainder of 2021 are expected between $25 million and $35 million

CAPITAL ALLOCATION Harvest is focused on improving operations across the existing asset base and further expanding operations in key states Capital expenditures in 2021 are expected between $35 million and $45 million compared to $26.9 million in 2020 First quarter capital expenditures were ~$9.6 million Up to $11.5 million of planned investments in 2021 are eligible for third party reimbursement The majority of 2021 capital expenditures are slated for our top four states where we expect additional investments will yield fast and favorable returns Timing and magnitude of capital allocation depends on market conditions and availability of financing

ARIZONA

Limited License Medical/Recreational Market

- 124 Operational Dispensaries as of 4/01/21
- 143 Licenses for Retail/Up to 169 Maximum
- 338 Potential Cultivation and Manufacturing Operators
- 305,157 Medical Patients Reported March 2021
- Recreational Sales Launched January 22, 2021

Harvest Operations*

- 15 open retail dispensaries
- Camp Verde: cultivation facility with 37,372 ft^2 greenhouse and 3.3 acre outdoor
- El Mirage: 9,234 ft^2 indoor cultivation facility
- Flagstaff: 10,000 ft^2 processing facility
- Phoenix: 58,890 ft^2 indoor cultivation and processing facility
- Willcox: cultivation facility with 70,000 ft^2 greenhouse and zoning for 25 acre outdoor

Capital Expenditures

- Expansion of cultivation and processing
- Addition of up to three retail locations
- Additional vertical license available in May 2023 upon expiration of licensing agreement




HARVEST
www.harvesthoc.com

*Facility sizes represent actual building square footage and may include space designated for future expansion

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FLORIDA Limited License Medical Market 335 Approved Dispensaries All Vertical Licenses – No Wholesale Market 551,563 Qualified Patients Reported 05/07/21 Harvest Operations* 8 open retail dispensaries Alachua: 292,000 ft2 indoor cultivation and processing facility Gainesville: 37,500 ft2 greenhouse facility Capital Expenditures Expansion of cultivation and processing to support additional retail locations in 2021 *Facility sizes represent actual building square footage and may include space designated for future expansion

MARYLAND Limited License Medical Market 102 Dispensary Licenses 19 Cultivation Licenses/24 Processing Licenses 127,649 Patients Reported February 2021 Harvest Operations* 3 open retail dispensaries Hancock: 101,750 ft2 indoor cultivation, 8,400 ft2 processing facility and 12,000 ft2 greenhouse cultivation Capital Expenditures Expansion of cultivation and processing *Facility sizes represent actual building square footage and may include space designated for future expansion

PENNSYLVANIA Limited License Medical Market 114 Operational Dispensaries 28 Cultivation and Processing Facilities Online ~530,000 Patients and Caregivers April 2021 Harvest Operations* 9 open retail dispensaries; licensed for 15 total Reading: 46,800 ft2 indoor cultivation and processing facility Capital Expenditures Expansion of cultivation and processing Additional retail locations opening in 2021 *Facility sizes represent actual building square footage and may include space designated for future expansion

FIRST QUARTER FINANCIAL HIGHLIGHTS First quarter sales grew +101% year over year and +27% sequentially First quarter gross margin of 53.9% increased by 9.1% sequentially from 44.8% +3.1% was due to revised/terminated licensing contracts +6% was due to decreased promotional activity SG&A of $27.2 million was 30.6% of revenue, compared to 38.5% in q4:20 First quarter net loss before non-controlling interest was $23.0 million $24.4 million non-cash charge for fair value of warrant liability First quarter adjusted EBITDA* was $26.9 million, or 30% Adjusted EBITDA margin *Refer to reconciliation of Adjusted EBITDA, a Non-GAAP Measure, on slide 20

QUARTERLY TRENDS *Refer to reconciliation of Adjusted EBITDA, a Non-GAAP Measure, on slide 20

FIRST QUARTER REVENUE HIGHLIGHTS First quarter same store sales comp was +134% year over year (29 stores) and +52% sequentially (34 stores) Traffic increased 61% while basket size decreased 5% sequentially, driven by recreational sales launch in Arizona and a return to more normalized traffic patterns across all markets Growth drivers include new recreational sales in Arizona, increased sales in existing and new stores companywide, and contributions from cultivation and manufacturing expansion activities March retail sales experienced a boost coinciding with the issuance of stimulus checks, with the largest impact in mid-March

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

RETAIL PRESENCE

ARIZONA	710 W Elliot Rd #102	Tempe	Opened	05/2013
	15190 N Hayden Rd	Scottsdale	Opened	09/2016
	1691 Industrial Blvd	Lake Havasu	Acquired	07/2017
	3828 S Vermeersch Rd	Avondale	Opened	09/2017
	1821 W Baseline Rd	Guadalupe	Acquired	09/2017
	2734 E Grant Rd	Tucson	Opened	01/2018
	2400 Arizona 89A	Cottonwood	Opened	04/2018
	13631 N 59th Ave	Glendale	Opened	02/2019
	1860 N Salk Dr	Casa Grande	Acquired	07/2019
	2630 W Indian School Rd	Phoenix	Acquired	07/2019
	13433 E Chandler Blvd	Chandler	Opened	09/2019
	9275 W Peoria Ave	Peoria	Acquired	02/2020
	7320 E Butherus Dr, Ste 100	Scottsdale	Acquired	02/2020
	940 E Juanita Ave	Mesa	Acquired	02/2020
	2017 W Peoria Ave	Phoenix	Opened	09/2020
CALIFORNIA	2449 N 2nd Street	Napa	Opened	12/2018
	1053 Highland Way	Grover Beach	Acquired	08/2019
	712 Lincoln Blvd	Venice	Opened	09/2019
	312 N Palm Canyon	Palm Springs	Opened	10/2019
FLORIDA	4967 W Irlo Bronson Memorial Hwy	Kissimmee	Opened	02/2019
	1800 West Tennessee St	Tallahassee	Opened	03/2019
	182 W State Road 434 #1016	Longwood	Opened	04/2019
	7050 Sumter Crossing Dr	North Port	Opened	04/2019
	10095 Beach Blvd, Ste 450	Jacksonville	Opened	05/2019
	3833 SW Archer Road, Suite B	Gainesville	Opened	08/2019
	9578 Bird Road	Olympia Heights	Opened	05/2021
	4139 Okeechobee Blvd	West Palm Beach	Opened	05/2021
MARYLAND	12200 Rockville Pike	Rockville	Opened	01/2018
	1526 York Road	Lutherville-Timonium	Acquired	09/2019
	3531 Washington Blvd Suite 112 - 133	Halethorpe	Acquired	12/2019
PENNSYLVANIA	3225 N 5th St Hwy Suite 1	Reading	Opened	10/2018
	201 Lancaster Avenue	Reading	Opened	09/2019
	340 S Washington Avenue	Scranton	Opened	10/2019
	2500-2504 North 6th Street	Harrisburg	Opened	11/2019
	339 Main Street	Johnstown	Opened	11/2019
	20269 Route 19 N	Cranberry Township	Opened	09/2020
	3401 Hartzdale Dr	Camp Hill	Opened	10/2020
	826 W Dekalb Pike	King of Prussia	Opened	10/2020
	1809 MacArthur Rd	Whitehall	Opened	03/2021

As of 05/10/2021; Dates listed in table represent timing of initial revenue contribution.


HARVEST
HOUSE OF CANNABIS


Premium

HARVEST
www.harvesthoc.com
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HARVEST IS A LEADING U.S. MULTI-STATE OPERATOR 2011 YEAR FOUNDED >1,200+ EMPLOYEES $1.7B ENTERPRISE VALUE(1) $400M+ REVENUE TARGET(2) 39 RETAIL LOCATIONS(1) Harvest Health & Recreation is well positioned as an industry leader in the U.S. combining a targeted strategy, talented management team and disciplined capital allocation. Rooted in Arizona and founded in 2011, we are led by entrepreneurs, cannabis pioneers, marketing, manufacturing, retail and integration specialists. By combining organic growth and strategic acquisitions, we have grown to become one of the largest multi-state cannabis operators in the U.S. 12 CULTIVATION & PROCESSING LOCATIONS (1) As of close on 05/07/21 (2) Full year 2021

THANK YOU CSE: HARV OTCQX: HRVSF investors@harvestinc.com